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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ______________

                                    FORM 8-K
                                  _____________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 15, 2005

                                  ____________

                           ACACIA RESEARCH CORPORATION
             (Exact name of Registrant as Specified in its Charter)


          Delaware                     000-26068                 95-4405754
          --------                     ---------                 ----------
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
      of Incorporation)              File Number)            Identification No.)


                            500 NEWPORT CENTER DRIVE,
                         NEWPORT BEACH, CALIFORNIA 92660
               (Address of Principal Executive Offices) (Zip Code)


                                 (949) 480-8300
               Registrant's telephone number, including area code


          (Former Name or Former Address, if Changed since Last Report)

                           __________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On September 15, 2005, Acacia Research Corporation (the "Company") entered into an a Placement Agency Agreement with Piper Jaffrey & Co. relating to the sale of approximately $10.5 million of its Acacia Research-CombiMatrix common stock in a registered direct offering. The Company will sell approximately 6.4 million shares of its Acacia Research-CombiMatrix common stock at $1.65 per share to a select group of accredited investors and grant to such investors five year warrants for the purchase of an aggregate of approximately
1.6 million shares of common stock at an exercise price of $2.40 per share.

         Pursuant to the Placement Agency Agreement, Piper Jaffrey & Co. agreed to act as the Company's exclusive placement agent in connection with the issuance and sale of the Company's stock, on a commercially reasonable efforts basis. Upon the closing of the sale, the Company agreed to pay Piper Jaffrey & Co. seven percent (7.0%) of the gross proceeds received by the Company from the sale. The Placement Agency Agreement requires the Company to file a prospectus supplement, relating to its previously filed "shelf" Registration Statement on Form S-3 (No. 333-112885), which was declared by the Commission to be effective as of March 17, 2004, and to file an abbreviated registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, to register additional shares.

         The foregoing description of the Placement Agency Agreement is qualified in its entirety by reference to the Placement Agency Agreement attached hereto as Exhibit 10.2 to this Report on Form 8-K and incorporated by reference herein.

ITEM 8.01.    OTHER EVENTS.

         On September 16, 2005, the Company issued a press release announcing the pricing of its registered direct offering. A copy of this press release is filed as Exhibit 99.1 to this Report on Form 8-K.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

                 4.1    Form of Warrant
                 10.1   Placement Agency Agreement
                 10.2   Form of Subscription Agreement
                 99.1   Press Release dated September 16, 2005 of the Registrant

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ACACIA RESEARCH CORPORATION

Date:  September 19, 2005
                                     By: /s/ Paul R. Ryan
                                         ---------------------------------------
                                     Name:  Paul R. Ryan
                                     Title: Chairman and Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit Number         Description
--------------         -----------

4.1                    Form of Warrant
10.1                   Placement Agency Agreement
10.2                   Form of Subscription Agreement
99.1                   Press Release dated September 16, 2005 of the Registrant

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